Exhibit 99(c)
FLORIDA POWER & LIGHT COMPANY Certification Of Periodic Report
I, Lewis Hay III, Chief Executive Officer of Florida Power & Light Company (FPL), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Annual Report on Form 10-K of FPL for the fiscal year ended December 31, 2002 (Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FPL.

Dated: March 25, 2003

LEWIS HAY III

Lewis Hay III Chairman of the Board and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to FPL and will be retained by FPL and furnished to the Securities and Exchange Commission or its staff upon request.